UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Salient Midstream & MLP Fund

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SALIENT MIDSTREAM & MLP FUND
4265 San Felipe, Suite 800
Houston, Texas 77027
April 25, 2014
Dear Shareholder:
You are cordially invited to attend the Annual Meeting of Shareholders of Salient Midstream & MLP Fund (the “Fund”), which will be held at the principal office of the Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027, on Friday, June 13, 2014 at 3:00 p.m. (Central Standard Time).
At this meeting you will be asked to consider the annual election of Trustees. The enclosed proxy statement contains additional information.
We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope or to vote by telephone or Internet as included in the instructions on your proxy card as soon as possible to assure that your shares are represented at the meeting.
We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposals, or to quickly vote your shares, please call Okapi Partners, our proxy solicitor, toll-free at 1-877-629-6357. Thank you for your continued investment in the Fund.
Sincerely,

Gregory A. Reid
President
YOUR VOTE IS IMPORTANT — PLEASE RETURN YOUR PROXY CARD PROMPTLY.
It is important that your shares be represented at the annual meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card or vote by telephone or Internet following the instructions on your proxy card as soon as possible. You may withdraw your proxy if you attend the annual meeting and desire to vote in person.

SALIENT Midstream & MLP FUND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Friday, June 13, 2014: The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available at www.okapivote.com/SMM.
The Annual Meeting of Shareholders of Salient Midstream & MLP Fund, a Delaware statutory trust (the “Fund”), will be held at the principal offices of the Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027, on Friday, June 13, 2014 at 3:00 p.m. (Central Standard Time), for the following purposes:
(1)
  To elect three Class II Trustees
(2)
  To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.
The Board of Trustees has fixed the close of business on April 25, 2014 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.
By Order of the Board of Trustees

Jeremy Radcliffe
Secretary
April 25, 2014
Houston, Texas
IMPORTANT
Shareholders can help the Board of Trustees of the Fund avoid the necessity and additional expense to the Fund of further solicitations by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience. Alternatively, you may vote by telephone or Internet as set forth on your proxy card

SALIENT Midstream & MLP FUND
4265 San Felipe, Suite 800
Houston, Texas 77027
PROXY STATEMENT
A proxy is enclosed with the foregoing Notice of the Annual Meeting of Shareholders of Salient Midstream & MLP Fund (the “Fund”), to be held June 13, 2014, for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Fund (the “Board”), and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. If you attend the meeting in person, please be prepared to present photo identification. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee. This proxy material is being mailed to shareholders on or about April 25, 2014.
The Board has fixed the close of business on April 25, 2014 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of April 25, 2014, there were 9,499,651 Common Shares of beneficial interest, $.01 par value per share (“Common Shares”), of the Fund outstanding. As of April 25, 2014, to the Fund’s knowledge, (i) no shareholder beneficially owned more than 5% of the outstanding shares of the Fund; and (ii) the Trustees and executive officers of the Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund.
The Board knows of no business other than that mentioned in Item 1 of the Notice of Annual Meeting of Shareholders which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.
PROPOSAL 1. ELECTION OF TRUSTEES
The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least three and no greater than twenty five. The Board will fix the appropriate number of Trustees from time to time. The Declaration of Trust further provides that the Board shall be divided into three classes. The term of office of the Class II Trustees expires on the date of the 2014 Annual Meeting, and the term of office of the Class III and Class I Trustees will expire one and two years thereafter, respectively. Accordingly, nominees for Class II Trustee are currently proposed for election. Class II Trustees will be elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of the Fund.
Proxies will be voted for the election of the following Class II Trustee nominees: John A. Blaisdell, Dr. Bernard A. Harris and Karin B. Bonding. Each nominee is currently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying proxy will be voted for such other person or persons as the Board may recommend. Election of Trustees is non-cumulative. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement.  The three nominees receiving the highest number of votes cast will be elected, as long as a quorum is present at the meeting. No nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to the Fund.
The Class III Trustees serving until the 2015 Annual Meeting are Jonathan P. Carroll, Scott E. Schwinger and Andrew B. Linbeck. The Class I Trustees serving until the 2016 Annual Meeting are Richard C. Johnson, G. Edward Powell, Gregory A. Reid and A. Haag Sherman.

The nominees for Class II Trustees and the Fund’s current Class I and Class III Trustees and their principal occupations for at least the last five years are as follows:

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
CLASS II TRUSTEES NOMINATED FOR ELECTION
John A. Blaisdell(1) Age: 53	Chairman (Since 2012)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	10
The Endowment Funds (investment companies) (five funds); the Salient MLP & Energy Infrastructure Fund (investment company) since 2011; the Salient Alternative Strategies Funds (investment companies) (two funds), since 2010; Salient MF Trust (investment companies) (six funds), since 2012.

Karin B. Bonding Age: 74	Trustee (Since 2012)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	10
The Endowment Funds (investment companies) (five funds); the Salient MLP & Energy Infrastructure Fund (investment company) since 2011; the Salient Alternative Strategies Funds (investment companies) (two funds), since 2010; the Salient MF Trust (investment companies) (six funds) since 2012; Brandes Investment Trust

(1)
  This person’s status as an “interested” Trustee arises from his affiliation with the Fund’s investment adviser, Salient Capital Advisors, LLC, a Texas limited liability company (“SCA” or the “Adviser”). “Salient” collectively refers to SCA and its other affiliates, including SCA’s manager, Salient Capital Management, LLC, a Delaware limited liability company (“SCM”), and SCA’s parent company, Salient Partners, L.P., a Delaware limited partnership (“SPLP”).

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
				(investment companies) (four funds), 2006 – 2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005 – 2010.
Dr. Bernard A. Harris Age: 57	Trustee (Since 2012)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing), since 2002; President, The Space Agency (marketing) since 1999; President, The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	10
The Endowment Funds (investment companies) (five funds), since 2009; the Salient Alternative Strategies Funds (investment companies) (two funds), since 2010; the Salient MF Trust (investment companies) (six funds) since 2012; the Salient MLP & Energy Infrastructure Fund (investment company) since 2011; AG Technologies, since 2009; ZOO SCORE “Counselors to America’s Small Business,” since 2009; Greater Houston Community Foundation, 2004 – 2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Sterling Bancshares, Inc., since 2007; Communities in Schools, since 2007; American Telemedicine Association, since 2007; BioHouston, since 2006; U.S. Physical Therapy, Inc., since 2005;

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
				Houston Technology Center, since 2004; The Harris Foundation, Inc., since 1998.
CLASS I AND III TRUSTEES
Jonathan P. Carroll Age: 52	Trustee (Since 2012)	President, Lazarus Financial LLC (holding company) since 2006; private investor for past six years.	10
The Endowment Funds (investment companies) (five funds); the Salient Alternative Strategies Funds (investment companies) (two funds), since 2010; the Salient MLP & Energy Infrastructure Fund (investment company) since 2011; the Salient MF Trust (investment companies) (six funds) since 2012; LRR Energy, L.P. (energy company), since 2014.

Richard C. Johnson Age: 76	Trustee (Since 2012)	Senior Counsel (retired), Baker Botts LLP (law firm), since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	10
The Endowment Funds (investment companies) (five funds); the Salient MLP & Energy Infrastructure Fund (investment company) since 2011; the Salient Alternative Strategies Funds (investment companies) (two funds), since 2010; Salient MF Trust (investment companies) (six funds), since 2012.

Andrew B. Linbeck(1) Age: 49	Trustee (Since 2012)	Member, Investment Committee of the Adviser, since 2002; Managing Director of	4	The Endowment Funds (investment companies) (five funds); the Salient MLP & Energy Infrastructure Fund

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
		Salient, since 2002.		(investment company) since 2011; the Salient Alternative Strategies Funds (investment companies) (two funds), since 2010.
G. Edward Powell Age: 77	Trustee, (Since 2012)	Principal of Mills & Stowell (private equity) since 2002; Managing Partner, PriceWaterhouse & Co. (Houston office, 1982 to 1994).	10
The Endowment Funds (investment companies) (five funds) since 2004; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient MF Trust (investment companies) (six funds), since 2012; Salient Alternative Strategies Funds (investment companies) (three funds) since 2010; Therapy Track, LLC, 2009 to 2012; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., 2004 to 2013.

Gregory A. Reid(1) Age: 48	Trustee, President and Chief Executive Officer (Since 2012)	Member, Investment Committee of the Adviser (as defined below) and its predecessor, since 2010; Managing Partner (Houston), Telemus Capital Partners, 2007 – 2010; Merrill Lynch Private Banking Group, 1997 – 2007.	2	The Salient MLP & Energy Infrastructure Fund (investment company) since 2011.
Scott E. Schwinger Age: 49	Trustee (Since 2012)	President, The McNair Group (management), since 2006; Senior Vice	10	The Endowment Funds (investment companies) (five funds); the Salient

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
		President and Chief Financial Officer, the Houston Texans (professional football team) (1999).
MLP & Energy Infrastructure Fund (investment company) since 2011; the Salient MF Trust (investment companies) (six funds) since 2012; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001; the Salient Alternative Strategies Funds (investment companies) (two funds), since 2010.

A. Haag Sherman(1) Age: 48	Trustee (Since 2012)	Member, Investment Committee of the Adviser and Managing Director of Salient, 2002 to 2011.	2
The Endowment Funds (investment companies) (five funds); Plains Capital Corporation, since 2009; the Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Blue Dolphin Energy Company, since 2012.

(1)
  This person’s status as an “interested” Trustee arises from his affiliation with the Adviser.

Share Ownership by Trustee
The following table sets forth the dollar range of the Fund’s common shares beneficially owned by Trustees and equity securities beneficially owned by Trustees in other investment companies overseen by the Trustees within the same family of investment companies, as of April 25, 2014.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Family of Investment Companies(1)(2)
Independent Trustees
Karin B. Bonding	None	$10,001 to $50,000
Jonathan P. Carroll	None	None
Dr. Bernard A. Harris	None	None
Richard C. Johnson	None	None
G. Edward Powell	None	None
Scott E. Schwinger	None	None
Trustees who are “Interested Persons” (2)
John A. Blaisdell	None	Over $100,000
Andrew B. Linbeck	None	Over $100,000
Gregory A. Reid	None	Over $100,000
A. Haag Sherman	None	Over $100,000

(1)
  The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)
  Includes the portion of investments made by Salient beneficially owned and personal investments.

Board Meetings and Committees
The Fund’s business and affairs are managed under the direction of the Board, including the duties performed by the Adviser pursuant to the Fund’s investment management agreement. Among other things, the Trustees set broad policies for the Fund, approve the appointment of the Adviser, administrator and officers, and approve the engagement (upon recommendation of the Audit Committee), and reviews the performance of, the Fund’s independent registered accounting firm. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund.
As part of each regular Board meeting, the Trustees who are not “interested persons” of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act,” and each such Trustee an “Independent Trustee”) meet separately from the Adviser and on a regular basis, and, as part of at least one Board meeting each year, with the Fund’s Chief Compliance Officer (the “CCO”). The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.
Under the Fund’s By-Laws, the Board may designate a Chairman to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. The Fund does not have an established policy as to whether the Chairman of the Board shall be an Independent Trustee and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Fund and its shareholders.
Presently, John A. Blaisdell serves as Chairman of the Board and Gregory A. Reid serves on the Board as President and Chief Executive Officer of the Fund. Each of Mr. Blaisdell and Mr. Reid is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of his affiliation with the Adviser. The Fund believes that Mr. Blaisdell’s history with Salient’s investment platform and experience in the investment field qualifies him to serve as the Chairman of the Board. Similarly, the Fund believes that Mr. Reid’s experience with Salient’s investment platform and extensive experience in the field of energy-related investments qualifies him to serve on the Board and as President and Chief Executive Officer of the Fund. The Board has determined that the composition of the Audit and Nominating Committees, consisting entirely of Independent Trustees, are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Fund. The Board believes that this Board leadership structure — a separate Chairman of the Board and a Chief Executive Officer — is the optimal structure for the Fund at this time. Since the Chairman has the most extensive knowledge of the various aspects of the Fund’s business, and the President is directly involved in managing both the day-to-day operations and long-term strategy of the Fund, the Board has determined that Mr. Blaisdell is the most qualified individual to lead the Board and to serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board. The Board has designated Mr. Powell as lead Independent Trustee of the Fund. In this capacity, he serves as liaison between the Independent Trustees and the Chairman, and perform such other duties as the Independent Trustees shall from time to time determine.
The Board oversees the services provided by the Adviser, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Fund’s activities, including regarding the Fund’s investment portfolio and its financial accounting and reporting. The Compliance Committee and the Board also meet at least quarterly with the CCO, formally and informally, who reports on the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Audit Committee’s meetings with the Fund’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Fund and the Adviser to receive reports regarding the management of the Fund, including certain investment and operational risks, and the Independent Trustees are encouraged to communicate directly with the Adviser’s senior management.
The Fund believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Fund has robust internal processes in place and that the Adviser has a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Fund, the Board, or Salient, its affiliates or other service providers.
The Declaration of Trust provides that an individual nominated as a Trustee shall be at least 21 years of age and not older than 80 years of age at the time of nomination and not under legal disability. In addition, although the Charter of the Nominating Committee does not set forth any specifically required qualifications, it does set forth certain factors that the Nominating Committee may take into account in considering Independent Trustee candidates. In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Nominating Committee considers when concluding that an individual should serve on the Board are the following: (i) public or private sector stature sufficient to instill confidence; (ii) high personal and professional integrity; (iii) good business sense; (iv) able to commit the necessary time to prepare for and attend meetings; (v) not financially dependent on Trustee retainer and meeting fees; (vi) general understanding of financial issues, investing, financial markets and technology; (vii) general understanding of balance sheets and operating statements; (viii) first-hand knowledge of investing; (ix) experience in working in highly regulated and complex legal framework; (x) demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship; (xi) ability to be critical, but not confrontational; (xii) demonstrated ability to contribute to Board and committee process; (xiii) ability to consider diverse issues and make timely, well-informed decisions; (xiv) familiarity with the securities industry; and (xv) qualification as an “Audit Committee Financial Expert.” All equally qualified nominees will be treated equally in consideration by the Nominating Committee.
The Board believes that each Trustee has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as the Fund’s Trustees in light of the Fund’s business and structure. Each of the Trustees has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of the Trustees have served as a member of the board of other funds advised by Salient and its affiliates, other funds, public companies, or non-profit entities or other organizations. They therefore have substantial boardroom experience and, in their service to the Fund, have gained substantial insight as to the Fund’s operation and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders.
In addition to the information provided in the charts above, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to shareholder interests.

John A. Blaisdell — Through his experience as a senior executive of financial organizations, Mr. Blaisdell contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds. Mr. Blaisdell serves as Chairman of the Board.
Karin B. Bonding, CFA — Through her role as a teacher and her insights on financial markets, Ms. Bonding contributes her experience in marketing to the Board. The Board also benefits from her experience as a member of the board of other funds.
Jonathan P. Carroll — Through his experience as the executive of business enterprises, Mr. Carroll contributes experience in overseeing financial and investment organizations to the Board. The Board also benefits from his experience as a member of the board of other funds.
Dr. Bernard A. Harris — Through his experience as a senior officer of and board member of financial and other organizations, Dr. Harris contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.
Richard C. Johnson — Through his experience as an attorney, Mr. Johnson contributes his insight and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds.
Andrew B. Linbeck — Through his experience as a senior executive of financial organizations, Mr. Linbeck contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds.
G. Edward Powell — Through his experience as a senior executive and accountant, Mr. Powell contributes his accounting and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.
Gregory A. Reid — Through his experience as a senior executive of financial organizations, Mr. Reid contributes his experience in the investment industry to the Board.
A. Haag Sherman — Through his experience as a senior executive of financial organizations, Mr. Sherman contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds.
Scott E. Schwinger — Through his experience as a senior executive and financial officer of financial and business enterprises, Mr. Schwinger contributes his financial and management experience to the Board. The

Board also benefits from his experience as a member of the board of other funds and operating companies.
During the fiscal year ended November 30, 2013, the Board met four times. The Board has four formal standing committees, including the Nominating Committee, the Compliance Committee, the Valuation Committee and the Audit Committee. The Nominating Committee met one time, the Compliance Committee met three times, the Valuation Committee met three times and the Audit Committee met three times during such period. Each Trustee attended at least 75% of the Board and Committee meetings on which he or she serves. Each Committee of the Board of the Fund is comprised of only Independent Trustees. The respective duties and responsibilities of these Committees remain under the continuing review of the Board.
Messrs. Carroll, Powell and Schwinger and Dr. Harris are members of the Audit Committee. The Board has designated Mr. Powell, an Independent Trustee, as the Fund’s Audit Committee Financial Expert. Each Audit Committee member is independent under applicable listing standards of the New York Stock Exchange. The primary purposes of the Audit Committee are to (i) oversee the Fund’s accounting and financial reporting policies and practices, and their internal controls and procedures; and (ii) oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof. To carry out such purposes, the Audit Committee has a number of duties and responsibilities, each of which is set forth in the Audit Committee Charter adopted by the Board, a copy of which is attached as Exhibit A. The Audit Committee’s Report is set forth below under “Additional Information”.
The Board has formed a Compliance Committee that is responsible for meeting with the Fund’s CCO to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under the Fund’s compliance program and operations. Messrs. Carroll, Powell and Johnson, each an Independent Trustee, constitute the Compliance Committee. Mr. Johnson is the chair of the Compliance Committee.
The Board’s Valuation Committee is responsible for overseeing the Fund’s valuation policy, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser’s Valuation Committee of the Fund’s valuation policy and procedures. Ms. Bonding, Messrs. Schwinger and Johnson and Dr. Harris, each an Independent Trustee constitute the Board’s Valuation Committee. Mr. Schwinger is the chair of this Committee.

In addition, the Board has authorized the establishment of the Adviser’s Valuation Committee consisting of officers of the Fund and representatives of the Adviser to serve as the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is not a Board committee. The function of the Adviser’s Valuation Committee, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser’s Valuation Committee by the Adviser or the administrator. The Adviser’s Valuation Committee has been assigned to act in accordance with the Fund’s valuation procedures as approved by the Board and to report to the Board and the Board Valuation Committee. Changes in its membership are subject to Board notification. The Board Valuation Committee reviews matters arising from considerations of the Adviser’s Valuation Committee.
Lastly, as discussed above, the Board has formed a Nominating Committee that recommends nominations for membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, as well as their independence from the Adviser and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of all of the Independent Trustees.
While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by common shareholders of the Fund. Nominations proposed by shareholders will be properly submitted for consideration by the Nominating Committee only if a shareholder submits a nomination in accordance with the procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.
Communications with the Board of Trustees
Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board, the Chairperson of any Committee of the Board or to the Independent Trustees as a group, at the following address: 4265 San Felipe, Suite 800, Houston, Texas 77027, c/o the Secretary of the Fund.

Remuneration of Trustees
The Trustees and officers who are “interested persons” by virtue of their affiliation with Salient serve without any compensation from the Fund. Each of the Independent Trustees receives a $15,000 annual retainer for serving as a Trustee, such compensation to encompass attendance and participation at all Board meetings, and any committee meetings thereof, including telephonic meetings, if any. In addition, the Independent Trustees are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.
The following table sets forth compensation paid to the Independent Trustees and officers during the Fund’s last fiscal year after commencement of operations. The Fund has no retirement or pension plans.

Name of Trustee or Officer	Aggregate Compensation from Us	Total Compensation from Us and Fund Complex
Karen B. Bonding	$15,000	$65,000
Jonathan P. Carroll	$15,000	$65,000
Richard C. Johnson	$15,000	$65,000
Dr. Bernard A. Harris, Jr.	$15,000	$65,000
G. Edward Powell	$15,000	$65,000
Scott E. Schwinger	$15,000	$65,000

THE BOARD RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE ELECTION OF THE THREE
CLASS II TRUSTEE NOMINEES.

NOTICE TO BANKS AND BROKER/DEALERS
The Fund has previously solicited all Nominee and Broker-Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please call 1-877-629-6357, send an email to info@okapipartners.com or forward such requests to Okapi Partners, LLC, 437 Madison Avenue, 28th Floor, New York, NY 10022.
ADDITIONAL INFORMATION
Audit Committee Report
The Audit Committee reviewed and discussed the audited financial statements with Fund management. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented. The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the independent registered public accounting firm their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2013 for filing with the SEC. As mentioned, the Audit Committee is currently comprised of Messrs. Carroll, Powell (Chair) and Schwinger and Dr. Harris, each an Independent Trustee.
Auditors, Audit Fees and All Other Fees
KPMG LLP (“KPMG”), 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215, serves as the independent registered public accounting firm of the Fund. KPMG is not expected to be present at the Annual Meeting, but has been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

The following table presents the aggregate fees billed for the Fund’s initial fiscal period from May 24, 2012 (commencement of operations) through November 30, 2012 and the fiscal year ending November 30, 2013 by the Fund’s independent registered public accounting firm for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during these periods.

	11/30/13	5/24/12 – 11/30/12
Audit Fees	$52,500	$50,000
Audit-Related Fees(1)	$3,000	$16,000
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0
Total	$55,500	$66,000

(1)
  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the category of audit fees.
(2)
  Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)
  All other fees consist of the aggregate fees billed for products and services provided by the Fund’s independent registered public accounting firm other than audit, audit-related, and tax services.
No services described in the table above were approved by the Fund’s Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Fund’s Audit Committee at least annually. The Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.
The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Fund by the Fund’s independent registered public accounting firm for the Fund’s initial fiscal period from May 24, 2012 (commencement of operations) through November 30, 2012 and the fiscal year ending November 30, 2013; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to SCA for the Fund’s initial fiscal period from May 24, 2012 (commencement of operations) through November 30, 2012 and the fiscal year ending November 30, 2013.

	11/30/13	5/24/12 – 11/30/12
Fund	$0	$0
$SCA(1)	$0	$0

(1)
  The Adviser, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of SPLP.
The Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Fund
The officers of the Fund and their length of service are set forth below. The officers of the Fund hold indefinite terms of office. Because of their positions with Salient and their ownership of Salient stock, the officers of the Fund will benefit from the advisory fees paid by the Fund to SCA. Each officer affiliated with Salient may hold a position with other Salient entities that is comparable to his or her position with the Salient entity listed below.

Name, Address and Age (1)	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years(2)
GREGORY A. REID 48	President and Chief Executive Officer	Since 2012	President, CEO and a Managing Director, SCA, since 2010; Managing Partner (Houston), Telemus Capital Partners, 2007 – 2010; Merrill Lynch Private Banking Group, until 2007.
JOHN E. PRICE 46	Treasurer and Principal Financial Officer	Since 2012	Director and Chief Financial Officer, SCA, since 2011; Partner and Director, Salient, since 2003.
PAUL BACHTOLD 40	Chief Compliance Officer	Since 2012	Consultant, Chicago Investment Group (compliance consulting), 2009 – 2010; US Compliance Manager, Barclays Global Investors, 2005 – 2008.
JEREMY RADCLIFFE 39	Secretary	Since 2012	Member, Investment Committee, SCA, since 2011; Managing Director, Salient, since 2002.

(1)
  As of April 25, 2014. The business address of each officer is c/o Salient MLP & Energy Infrastructure Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027.
(2)
  Includes both master and feeder funds in a master-feeder structure.

Investment Adviser
SCA, with its principal office at 4265 San Felipe, Suite 800, Houston, Texas 77027, serves as the investment adviser of the Fund.
Proxy Solicitation and Tabulation
The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of the Fund will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person, by telephone, Internet or facsimile by officers of the Fund, by personnel of SCA or of the Fund’s administrator and transfer agent, or by broker-dealer firms. The Fund has retained Okapi Partners LLC, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Fund shareholders may receive a telephone call from Okapi Partners LLC asking them to vote. The expenses associated with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers, by SCA personnel, or by broker-dealer firms, in person, or by telephone or by facsimile will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by telephone, Internet, facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $11,000.
All proxy cards solicited by the Board that are properly executed and received by the Secretary (via mail, telephone or electronic transmission) prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification of nominees is made on the proxy card, all shares held by such shareholder shall be voted equally in favor of all nominees. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the meeting but which have not been voted, will assist the Fund in obtaining a quorum but will have no effect on the outcome of the proposed election of nominees or any other proposal properly brought before the meeting.
A quorum requires the presence, in person or by proxy, of thirty-three and one-third percent of the outstanding shares of the Fund entitled to vote. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of the Fund in favor of the Proposal set forth in the Notice of this meeting are not received by June 13, 2014, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned, or may be called by the chairman of the meeting. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund. If any of the nominees are not elected by shareholders, the current Trustees may consider other courses of action.
Section 16(a) Beneficial Ownership Reporting Compliance
Based solely upon a review of the copies of the forms received by the Fund, all of the Trustees and officers of the Fund, SCA and its affiliates, and any person who owns more than ten percent of the Fund’s outstanding securities have made all filings required under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding ownership of shares of the Fund for the Fund’s fiscal year ended November 30, 2013.
The Fund will furnish without charge a copy of its most recent Annual and Semi-Annual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should call (800) 809-0525 or write to the Fund c/o 4265 San Felipe, Suite 800, Houston, Texas 77027. Shareholder reports are also available on the Fund’s website, http://www.salientpartners.com/funds/mlp-midstream.html.
SHAREHOLDER PROPOSALS
To be considered for presentation at the Fund’s 2015 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must be received at the Fund’s principal office c/o the Secretary of the Fund no later than the close of business December 26, 2014. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

SALIENT MIDSTREAM & MLP FUND
April 25, 2014
EXHIBIT A
AUDIT COMMITTEE CHARTER
of
Salient Midstream & MLP Fund
The provisions in this Audit Committee Charter (the “Charter”) apply to Salient Midstream & MLP Fund (the “Fund”).
Statement of Purpose
1.
  The primary purposes of the Audit Committee are:
(a)
  to oversee the Fund’s accounting and financial reporting policies and practices, and their internal controls and procedures; and
(b)
  to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof.
2.
  The Audit Committee shall have unrestricted access to the Fund’s Board of Trustees (“Board”), the independent registered public accounting firm (“auditors”), and the executive and financial management of the Fund. The independent auditors ultimately are accountable to the Audit Committee and the Board.
3.
  The Audit Committee performs its functions under this Charter on the basis of information provided to it, without independent verification, by officers of the Fund, service providers to the Fund (including the investment adviser), legal counsel to the Fund or to the independent Board members, and the independent auditors. The Audit Committee is entitled to rely on the accuracy of financial and other information provided to it by such persons or entities, absent actual knowledge to the contrary. Fund management is responsible for maintaining appropriate systems for accounting and internal controls and procedures and for preparing the Fund’s financial statements. The independent auditors are responsible for conducting a proper audit of the Fund’s financial statements and for monitoring the effectiveness of the Fund’s internal controls.

Structure of the Audit Committee
4.
  The Audit Committee shall be composed of at least two Board members, each of whom:
(a)
  is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended); and
(b)
  shall not accept any consulting, advisory or other compensatory fees from the Fund other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee.
5.
  In accordance with the Securities and Exchange Commission’s safe harbor rule for “audit committee financial experts,” no Audit Committee member designated as an “audit committee financial expert” shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liability imposed beyond those imposed on a member of the Board or the Audit Committee not so designated. Additionally, designation of an Audit Committee member as an “audit committee financial expert” shall in no way affect the duties, obligations or liability of any member of the Audit Committee, or the Board, not so designated.
6.
  The Audit Committee members may select from their number a chairperson.
Duties and Responsibilities
7.
  To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:
(a)
  to select and decide on the engagement, retention, termination, and compensation of the Fund’s independent auditors, and, in connection therewith, to make any appropriate recommendation relating to such engagement, retention, termination, and compensation to the Board, evaluate the independence of the independent auditors, and request that the independent auditors submit periodically a written statement delineating all relationships between the Fund, its adviser and any service providers, and the independent auditors, consistent with SEC and PCAOB regulations and standards or any such successor provision;1

1
  PCAOB’s Rule 3526: Communication With Audit Committees Concerning Independence requires the independent auditors to (a) prior to accepting an initial engagement pursuant to the standards of the PCAOB: (1) describe, in writing, to the audit committee of the

(b)
  to actively engage in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, including any violations of independence standards issued by the SEC and PCAOB;
(c)
  to consider the effect upon the Fund of any changes in accounting principles or practices, including any changes proposed by the Fund’s management or the independent auditors;
(d)
  to administer the Code of Ethics for Principal Executive and Senior Financial Officers that the Fund has adopted pursuant to requirements arising from the Sarbanes-Oxley Act of 2002;
(e)
  to meet with the chief financial officer or other appropriate executive officers of the Fund and with the Fund’s service providers as necessary;
(f)
  to meet with the independent auditors prior to the audit engagement or retention of the independent auditors to discuss the planning and staffing of the audit, and to obtain from the independent auditors a written representation to the effect that:
(i)
  any Audit Partner2 shall not have acted in such capacity for the Fund in the Fund’s seven previous fiscal years;

issuer, all relationships between the registered public accounting firm or any affiliates of the firm and the potential audit client or persons in financial reporting oversight roles at the potential audit client that, as of the date of the communication, may reasonably be thought to bear on independence, (2) discuss with the audit committee of the issuer the potential effects of the relationships described in subsection (a)(1) on the independence of the registered public accounting firm, should it be appointed the issuer’s auditor, and (3) document the substance of its discussion with the audit committee of the issuer, and (b) at least annually with respect to each of its issuer audit clients: (1) describe, in writing, to the audit committee of the issuer, all relationships between the registered public accounting firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client that, as of the date of the communication, may reasonably be thought to bear on independence, (2) discuss with the audit committee of the issuer the potential effects of the relationships described in subsection (b)(1) on the independence of the registered public accounting firm, (3) affirm to the audit committee of the issuer, in writing, that, as of the date of the communication, the registered public accounting firm is independent in compliance with Rule 3520, and (4) document the substance of its discussion with the audit committee of the issuer.
2
  “Audit Partner” means (i) a partner or person in an equivalent position, other than a partner who consults with others on the audit engagement team during the audit, review, or attestation engagement regarding technical or industry-specific issues, transactions, or events, (ii) who is a member of the audit engagement team who has responsibility for decision-making on significant auditing, accounting, and reporting matters that affect the financial statements, or (iii) who maintains regular contact with management and the Audit Committee and includes the following: (a) the “Lead Audit Partner” as defined below; (b) the “Concurring Audit Partner” as defined below; (c) other audit engagement team partners who provide more than 10 hours of audit, review, or attest services in

(ii)
  any Audit Partner, after seven consecutive years in such capacity for the Fund, if applicable, shall be subject to a two-year time out period pursuant to which such Audit Partner will not serve in such capacity to the Fund;
(iii)
  the independent auditors have appointed a Lead Audit and/or Concurring Audit Partner3 who has not acted in either capacity for the Fund in the Fund’s five previous fiscal years; and
(iv)
  a Lead Audit and/or Concurring Audit Partner, after five consecutive years in either capacity for the Fund, if applicable, shall be subject to a five-year time out period pursuant to which such Lead Audit and/or Concurring Audit Partner will not serve in either capacity to the Fund.
(g)
  to review and approve in advance any and all proposals by Fund management, the investment adviser, or the independent auditors that the Fund, the investment adviser, or their affiliated persons employ the independent auditors to render audit services to the Fund, including review of the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits;
(h)
  to review and approve in advance any and all proposals under which the independent auditors would provide “permissible non-audit services”4 to the Fund or to the investment adviser (not connection with the annual or interim consolidated financial statements of an investment company; and (d) other audit engagement team partners who serve as the lead partner in connection with any audit or review related to the annual or interim financial statements of a subsidiary of the investment company whose assets or revenues constitute 20% or more of the assets or revenues of the investment company’s respective consolidated assets or revenues.
3
  “Lead Audit Partner” means the partner on the audit engagement team having primary responsibility for the audit or review. “Concurring Audit Partner” means the partner on the audit engagement team performing a second level of review to provide additional assurance that the financial statements subject to the audit or review are in conformity with generally accepted accounting principles and the audit or review and any associated report are in accordance with generally accepted auditing standards and rules promulgated by the Securities Exchange Commission or the Public Company Accounting Oversight Board.
4
  “Permissible non-audit services” include any professional services, including tax services, provided to the Fund by the independent auditor, other than those provided in connection with an audit or review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund if those permissible non-audit services relate directly to the operations and financial reporting of the Fund;5
(i)
  the Audit Committee may appoint one or more of its members to act as its delegee in pre-approving audit and/or any permissible non-audit services (the “Delegee”). Any such approval by a Delegee shall be reported to the Audit Committee at its next scheduled meeting. The Delegee may also approve services which are determined by such member to be within the “de minimis exception” provided by rule or regulation;
(ii)
  permissible non-audit services also may be pre-approved in accordance with policies and procedures adopted by the Board; and
(iii)
  the Audit Committee shall communicate any pre-approval made by it or a Delegee to the Fund’s management, who will ensure that the appropriate disclosure is made in the Fund’s annual and semi-annual reports to shareholders, and other documents as required under the federal securities laws.
(i)
  to consider whether the provision of any permissible non-audit services to the Fund’s investment adviser and its related parties by the independent auditors is compatible with maintaining the independent auditors’ independence;
(j)
  to review the hiring of employees or former employees of the Fund’s independent auditors by the Fund’s investment adviser and its affiliates;

services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
5
  Pre-approval by the Audit Committee of certain “de minimis” permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the tie of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its delegee(s).

(k)
  to meet at least annually with the Fund’s independent auditors, including private meetings, (i) to review the results of the audit, the annual financial statements of the Fund, any critical or significant accounting policies underlying the statements, and their presentation to the public in the annual report, Form N-SAR and Form N-CSR; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audit(s); (iii) to consider the independent auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and Fund management’s responses thereto; (iv) to review all non-audit services provided to any investment company complex (as defined in Regulation S-X, Rule 2-01(f)(14)) to which the Fund belong that were not pre-approved by the Audit Committee; (v) to review all material written communications between Fund management and the independent auditors; (vi) to review all material accounting treatments discussed with Fund management, including the ramifications thereof and the treatment preferred by the independent auditors; and (vii) to review the form of opinion the independent auditors propose to render to the Board and shareholders;
(l)
  to receive information on and review the fees charged by the independent auditors for audit and non-audit services provided to the Fund as well as permissible non-audit services provided to the investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund if those services relate directly to the operations and financial reporting of the Fund;
(m)
  to investigate improprieties or suspected improprieties in Fund operations;
(n)
  to review with the Board, on a periodic basis, the Audit Committee members’ education and experience so that the Board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any Audit Committee member qualifies for designation by the Board as an “audit committee financial expert”6;

6
  An “audit committee financial expert” is an individual who, in the determination of the Board has acquired the following attributes:
(i)
  an understanding of generally accepted accounting principles and financial statements;

(o)
  to consider such other matters as the Board may request or the Audit Committee may deem appropriate in carrying out its duties; and
(p)
  to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.
Meetings
8.
  The Audit Committee shall meet on a regular basis (and at least annually), and shall hold special meetings as it deems necessary. Members of the Audit committee may participate in a meeting of the Audit Committee by means of a conference call or other similar means of communications.
9.
  A majority of the Audit Committee’s members will constitute a quorum. Unless otherwise required by law, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.
10.
  The Audit Committee shall maintain minutes of its meetings, which shall be reported to the Board.

(ii)
  the ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;
(iii)
  experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;
(iv)
  an understanding of internal control procedures for financial reporting; and
(v)
  an understanding of audit committee functions.
An individual may have acquired these attributes through any of the following:
(i)
  education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;
(ii)
  experience actively supervising a principal officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;
(iii)
  experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or
(iv)
  other relevant experience.
Instruction 2(b) to Item 3 of Form N-CSR.

Authority
11.
  The Audit Committee shall have the resources to pay, as applicable, any fees to the independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services to the Fund, or engagements to provide any permissible non-audit services to the Fund.
12.
  The Audit Committee shall have the resources and the authority to engage independent counsel and any other adviser as it deems necessary or appropriate to discharge its responsibilities. The Fund shall provide for appropriate funding, as determined by the Audit Committee, for such counsel and advisers.
Charter Review and Amendments
13.
  The Audit Committee shall review this Charter periodically and recommend any changes or amendments to the Board as necessary.
14.
  This Charter may be amended by a vote of a majority of the Board.
Dated: April 12, 2012.

 PROXY PROXYANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 13, 20144265 San Felipe, Suite 800, Houston, Texas 77027THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE SALIENT MIDSTREAM & MLP FUNDThe undersigned holder of Common Shares of beneficial interest of Salient Midstream & MLP Fund, a Delaware statutory trust (“the Fund”), hereby appoints GREGORY A.REID AND JOHN E. PRICE, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of theFund to be held at the principal offices of the Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027, on June 13, 2014 at 3:00 p.m. (Central Standard Time), and at any andall adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess ifpersonally present, in accordance with the instructions of this proxy.WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THISPROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIESWITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THEUNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENTPLEASE VOTE VIA THE TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPECONTINUED ON THE REVERSE SIDEEVERY SHAREHOLDER’S VOTE IS IMPORTANT!VOTE ON THIS PROXY TODAY!SHARES:Note: Please date and sign exactly as the name appears on this proxycard. When shares are held by joint owners/tenants, at least one holdershould sign. When signing in a fiduciary capacity, such as executor,administrator, trustee, attorney, guardian, etc., please so indicate.Corporate and partnership proxies should be signed by an authorizedperson.Signature(s) (Title(s), if applicable) Date

 THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE THREE CLASS II TRUSTEE NOMINEES. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next toeach nominee you wish to withhold.1. Election of Trustees ☐FOR ALL NOMINEES ☐WITHHOLD AUTHORITY FOR ALL NOMINEES ☐FOR ALL EXCEPT ☐John A. Blaisdell ☐Dr. Bernard A. Harris ☐Karin B. Bonding PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.CONTINUED ON REVERSE SIDEYour vote is important no matter how many shares you own.Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope or vote bytelephone in accordance with the instructions provided.Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholdersto Be Held on June 13, 2014The proxy statement for this meeting is available at: WWW.OKAPIVOTE.COM/SMM